Exhibit 10.15

JPMORGAN CHASE BANK, N.A.

416 West Jefferson Street
Louisville, Kentucky 40202

December 10, 2012

Almost Family, Inc.

9510 Ormsby Station Road, Suite 300

Louisville, Kentucky 40223

Attn:  Mr. C. Steven Guenthner

Re:                             Credit Agreement dated as of December 2, 2010 among Almost Family, Inc. (“AFAM”),
JPMorgan Chase Bank, N.A. as a Lender and as Administrative Agent thereunder, and the other Lenders parties thereto (the “Credit Agreement”)

Dear Steve:

Section 6.06[b] of the Credit Agreement limits the sum of cash dividends declared and paid by AFAM plus amounts expended by AFAM to repurchase shares of its capital stock to not greater than $20,000,000 in the aggregate during any fiscal year of AFAM.  AFAM has informed the Lenders that are parties to the Credit Agreement that AFAM intends to declare and pay a cash dividend on or before December 31, 2012 (the “Subject Dividend”), after giving effect to which the sum of all cash dividends plus amounts used by AFAM to repurchase shares of its capital stock during the fiscal year ending December 31, 2012 will be greater than $20,000,000 but will not exceed $21,000,000.

By their signatures below, the undersigned Lenders, constituting either the “Required Lenders” as defined in the Credit Agreement, or all of the Lenders under the Credit Agreement, hereby agree to substitute the amount of $21,000,000 for the amount of $20,000,000 in Section 6.06[b] of the Credit Agreement [i] solely with respect to the fiscal year of AFAM ending December 31, 2012, it being understood and agreed that the amount of $20,000,000 will remain effective as to all fiscal years of AFAM thereafter, and [ii] conditioned and in reliance upon the affirmation by AFAM, as evidenced by its signature below, that, in accordance with Section 6.06, immediately after giving effect to the Subject Dividend no Default or Event of Default shall have occurred and be existing.

The consent set forth in the immediately preceding paragraph of this letter shall be effective when, and only when, this letter has been executed by representatives of Lenders constituting the Required Lenders as defined in the Credit Agreement, as well as by AFAM.  The joinder of AFAM and Lenders to this letter shall be effective notwithstanding that the letter is executed in counterparts, and a facsimile or other reproduction of a signature of AFAM or a Lender shall be effective to the same extent as the manual signature of AFAM or such Lender.  The consent of the Lenders set forth in this letter applies only to the specific circumstances addressed by it, and shall not imply any obligation on the part of Lenders to consent to any other circumstance for which the consent of Lenders is required pursuant to the Credit Agreement.

Very truly yours,

JPMORGAN CHASE BANK, N.A., as a Lender and
as Administrative Agent

By:	/s/James D. Baker, Jr.
(signature)
Name:	James D. Baker, Jr.
(print)
Title:	Division Manager

AGREED:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ E. Mark Hardison
(signature)
Name:	E. Mark Hardison
(print)
Title:	Vice President

CITIBANK, N.A., as a Lender

By:	/s/ Blake Gronich
(signature)
Name:	Blake Gronich
(print)
Title:	Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Jeffrey A. Thieman
(signature)
Name:	Jeffret A. Thieman
(print)
Title:	Senior Vice President

AFFIRMED:

ALMOST FAMILY, INC.

By:	/s/ C. Steven Guenthner
(signature)
Name:	C. Steven Guenthner
(print)
Title:	President